                                   FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 Current Report

                      Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 10, 2000


                          Allied Research Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                    0-2545                      04-2281015
         (Commission File Number)  (I.R.S. Employer Identification No.)



    8000 Towers Crescent Drive, Suite 260, Vienna, Virginia        22182
           (Address of Principal Executive Offices)             (Zip Code)

       Registrant's Telephone Number, including area code (703) 847-5268


                                 Not Applicable
         (Former name or former address, if changed since last report)

Item 2:    Acquisition or Disposition of Assets.
-------

      On March 10, 2000, Allied Research Corporation (the "Company") completed the sale of all of the capital stock of Barnes & Reinecke, Inc. ("BRI"), the Company's engineering and technical services subsidiary, to United Defense Industries, Inc. ("United Defense") for approximately $2.8 million in cash and a $900,000 promissory note. The closing was effective as of March 6, 2000. The purchase price is subject to final determination based on an accounting of BRI as of the closing date pursuant to a Stock Purchase Agreement dated as of December 10, 1999.

     BRI is headquartered in Arlington Heights, Illinois, and also has facilities in Troy, Michigan and East Moline, Illinois. The principal portion of BRI's business is in military vehicle technology and technical support of combat and support vehicles.

     United Defense is a leading supplier of tracked, armored combat vehicles and weapons delivery systems to the U.S. Department of Defense and a number of allied military forces worldwide. United Defense is headquartered in Arlington, Virginia.

     The aggregate purchase price was determined pursuant to arms-length negotiations among the constituent corporations. There were, and are to date, no material relationships between the Company, its subsidiaries, officers, or directors, and United Defense.

Item 7:    Financial Statements and Exhibits.
-------

     (a)  Financial statements of business acquired.

          Not applicable

                                                                     Page Number
                                                                     -----------
     (b)  Pro forma financial information

          The following pro forma condensed consolidated financial statements of the Company are filed as part of this report:

          Introduction ..............................................      3

          Pro forma Condensed Consolidated Balance Sheet at
          September 30, 1999 (Unaudited).............................      4

          Pro forma Condensed Consolidated Statement of
          Income for the Nine Months Ended September 30,
          1999 (Unaudited) ..........................................      5

          Pro forma Condensed Consolidated Statement of
          Income for the Year Ended December 31, 1998
          (Unaudited) ...............................................      6

          Notes to Pro forma Condensed Consolidated Financial
          Statements ................................................      7

     c)   Exhibits

     Exhibit Number      Description
     --------------      -----------

     2.1 Stock Purchase Agreement dated as of December 10, 1999, as amended.

     PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION

     The following unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 1999 gives effect to the sale of Barnes & Reinecke, Inc. ("BRI") as if it had occurred on September 30, 1999. The unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1998 and the nine months ended September 30, 1999 present operating results of the Company as if the sale of BRI had occurred on January 1, 1998. Pro forma adjustments to reflect the sale have been applied to the historical statements of income of the Company. These adjustments are based upon available information and certain assumptions that management of the Company believes are reasonable in the circumstances. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the consolidated financial statements of the Company, including the notes thereto, and the other financial information pertaining to the Company included in the Annual Report on Form 10-K for the year ended December 31, 1998, filed on March 16, 1999 and the Quarterly Report on Form 10-Q for the period ended September 30, 1999, filed on November 5, 1999. The Pro Forma Condensed Consolidated Financial Statements are not intended to be indicative of the consolidated results of operations or financial position of the Company that would have been reported if the sale had occurred at the dates indicated or of the consolidated results of future operations or of future financial position.

                                                                         Form 8K
                                                                          Item 7


                  Allied Research Corporation and Subsidiary
                Pro Forma Condensed Consolidated Balance Sheet
                              September 30, 1999

--------------------------------------------------------------------------------

                                                   Allied
                                                  Research
                                                Corporation        Less
                                                                   ----
                                                    and          Barnes &
                                                Subsidiaries     Reinecke             Pro forma Adjustments             Pro forma
                                                                              ---------------------------------------  -----------
                      ASSETS                     As reported       Inc.           Debit                  Credit          Amounts
                                                 -----------   ------------   ---------------      ------------------  -----------
CURRENT ASSETS
  Cash and equivalents and investments           $14,396,000   $     58,638   $2,491,068 (A)                           $18,418,922
                                                                               1,473,216 (F)
  Restricted cash                                 11,303,000     (6,867,262)                                             4,435,738
  Accounts receivable                             17,920,000     (9,927,541)     900,000 (A)                             9,472,592
                                                                                 122,579 (B)
                                                                                 220,420 (C)
                                                                                  71,819 (E)
                                                                                 165,315 (G)
  Costs and accrued earnings on uncompleted
    contracts                                      7,277,000              -                                              7,277,000
  Inventories                                      4,201,000        (23,618)                                             4,177,382
  Prepaid expenses and deposits                    1,601,000       (414,047)                                             1,186,953
                                                 -----------   ------------                                            -----------

        Total current assets                      56,698,000    (17,173,830)                                            44,968,587

PROPERTY, PLANT AND EQUIPMENT - NET               10,824,000       (321,389)                                            10,502,611

OTHER ASSETS
  Investment in subsidiary                                 -              -    3,057,351 (E)       $3,057,351 (A)                -
  Intangibles, less accumulated amortization       4,623,000       (675,773)                                             3,947,227
  Other
                                                     600,000       (111,137)                                               488,863
                                                 -----------   ------------                                            -----------
                                                   5,223,000       (786,910)                                             4,436,090
                                                 -----------   ------------

                                                 $72,745,000   $(18,282,129)                                           $59,907,288
                                                 ===========   ============                                            ===========

       LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
  Notes payable                                  $ 5,619,000   $ (5,619,000)                                           $         -
  Note payable to Parent                                   -     (1,473,216)                        1,473,216 (F)                -
  Current maturities of long-term debt             1,025,000        (95,000)                                               930,000
  Accounts and trade note payable                  8,059,000       (345,710)                                             7,713,290
  Accrued liabilities                              6,971,000     (1,607,148)                                             5,363,852
  Customer deposits                                6,551,000     (5,885,121)                                               665,879
  Income taxes                                     1,211,000              -                           128,882 (A)        1,563,929
                                                                                                       47,340 (B)
                                                                                                       85,126 (C)
                                                                                                       27,737 (E)
                                                                                                       63,844 (G)
                                                 -----------   ------------                                            -----------

        Total current liabilities                 29,436,000    (15,025,195)                                            16,236,950

LONG-TERM DEBT, less current maturities            3,122,000       (199,583)                                             2,922,417

DEFERRED INCOME TAXES                                      -              -                                                      -

STOCKHOLDERS' EQUITY
  Preferred stock, no par value; none issued               -              -                                                      -
  Common stock, par value; $.10 per share            485,000        (54,720)                           54,720 (D)          485,000
  Capital in excess of par value                  13,953,000     (4,539,859)                        4,539,859 (D)       13,953,000
  Retained earnings                               28,073,000      1,537,228   $1,537,228 (D)          415,368 (P&L-98)  28,633,921
                                                                                  91,581 (P&L-99)     237,134 (P&L-99)
    Accumulated foreign currency translation                                                                            (2,324,000)
      adjustment                                  (2,324,000)             -
                                                 -----------   ------------                                            -----------
                                                  40,187,000     (3,057,351)                                            40,747,921
                                                 -----------   ------------                                            -----------


                                                 $72,745,000   $(18,282,129)                                           $59,907,288
                                                 ===========   ============                                            ===========

The accompanying pro forma adjustments are an integral part of these statements.

                  Allied Research Corporation and Subsidiary
            Pro Forma Condensed Consolidated Statement Of Earnings
              For the nine month period ended September 30, 1999

--------------------------------------------------------------------------------

                                                  Allied
                                                  Research
                                                 Corporation      Less
                                                                  ----
                                                     and         Barnes &
                                                 Subsidiaries    Reinecke             Pro forma Adjustments          Pro forma
                                                                                   ---------------------------      -----------
                                                 As reported     Inc./(1)/          Debit             Credit           Amounts
                                                 -----------     -----------       --------          ---------      -----------
Revenue                                          $47,755,000     $(9,302,000)                                       $38,453,000

Cost and expenses
  Cost of sales                                   41,603,000      (8,188,000)                                        33,415,000
  Selling and administrative                      10,944,000      (1,445,750)                                         9,498,250
  Research and development
                                                   1,254,000               -                                          1,254,000
                                                 -----------     -----------                                        -----------
                                                  53,801,000      (9,633,750)                                        44,167,250
                                                 -----------     -----------                                        -----------

        Operating loss                            (6,046,000)        331,750                                         (5,714,250)

Other income (deductions)
  Interest income                                    850,000        (218,000)                        $ 71,819 (E)       869,134
                                                                                                      165,315 (G)
  Interest expenses                               (1,213,000)        332,250                                           (880,750)
  Other - net                                        564,000               -                                            564,000
                                                 -----------     -----------                                        -----------
                                                     201,000         114,250                                            552,384
                                                 -----------     -----------                                        -----------

        Loss before income taxes                  (5,845,000)        446,000                                         (5,161,866)

Income taxes                                       1,193,000        (203,000)      $27,737 (E)                        1,081,581
                                                                                    63,844 (G)
                                                 -----------     -----------       -------

        NET LOSS                                 $(7,038,000)    $   243,000       $91,581           $237,134       $(6,243,447)
                                                 ===========     ===========       =======           ========       ===========

Per share amounts
  Basic                                          $     (1.46)                                                       $     (1.30)
                                                 ===========                                                        ===========

  Diluted                                        $     (1.46)                                                       $     (1.30)
                                                 ===========                                                        ===========

Weighted average number of common shares:

  Basic                                            4,815,464                                                          4,815,464
                                                 ===========                                                        ===========

  Diluted                                          4,820,025                                                          4,820,025
                                                 ===========                                                        ===========

/(1)/ Net of intercompany transactions, including management fees of $176,250 and interest expense of $75,750.

The accompanying pro forma adjustments are an integral part of these statements.

                 Allied Research Corporation and Subsidiaries
            Pro Forma Condensed Consolidated Statement Of Earnings
                     For the year ended December 31, 1998

--------------------------------------------------------------------------------

                                                     Allied
                                                    Research
                                                   Corporation     Less
                                                               ------------
                                                     and         Barnes &
                                                  Subsidiaries   Reinecke             Pro forma Adjustments          Pro forma
                                                                                 -------------------------------
                                                  As reported   Inc./(1)/             Debit            Credit         Amounts
                                                 ------------  -----------       -------------     -------------   ------------
Revenue                                          $143,535,202  $(10,457,075)                                       $133,078,127

Cost and expenses
   Cost of sales                                  116,642,893    (7,358,981)                                        109,283,912
   Selling and administrative                      12,621,055    (2,047,837)                                         10,573,218
   Research and development                         1,614,050             -                                           1,614,050
                                                 ------------  ------------                                        ------------
                                                  130,877,998    (9,406,818)                                        121,471,180
                                                 ------------  ------------                                        ------------

        Operating income                           12,657,204    (1,050,257)                                         11,606,947

Other income (deductions)
   Interest income                                  1,503,138      (344,127)                       $220,420 (C)       1,502,010
                                                                                                    122,579 (B)
   Interest expenses                               (1,772,284)      357,422                                          (1,414,862)
   Other - net                                       (812,252)       (2,776)                                           (815,028)
   Gain on sale of subsidiary                               -             -                         333,717 (A)         333,717
                                                 ------------  ------------                                        ------------
                                                   (1,081,398)       10,519                                            (394,163)
                                                 ------------  ------------                                        ------------

        Earnings before income taxes               11,575,806    (1,039,738)                                         11,212,784

Income taxes                                        2,510,168      (308,130)     128,882 (A)                          2,463,386
                                                                                  47,340 (B)
                                                                                  85,126 (C)

                                                 ------------  ------------     --------           --------        ------------

        NET EARNINGS                             $  9,065,638  $   (731,608)    $261,348           $676,716        $  8,749,398
                                                 ============  ============     ========           ========        ============

Per share amounts
   Basic                                         $       1.92                                                      $       1.85
                                                 ============                                                      ============

   Diluted                                       $       1.90                                                      $       1.84
                                                 ============                                                      ============

Weighted average number of common shares:

   Basic                                            4,722,303                                                         4,722,303
                                                 ============                                                      ============

   Diluted                                          4,765,207                                                         4,765,207
                                                 ============                                                      ============




/(1)/ Net of intercompany transactions, including management fees of $233,000 and interest expense of $62,000.

The accompanying pro forma adjustments are an integral part of these statements.

                  Allied Research Corporation and Subsidiary
        Notes to Pro Forma Condensed Consolidated Financial Statements
                               December 31, 1998

--------------------------------------------------------------------------------

1.   PRO FORMA ADJUSTMENTS

     The accompanying Pro Forma Condensed Consolidated Financial Statements give effect to the following pro forma adjustments necessary to reflect the sale outlined in the preceding introduction as if the transaction occurred at the dates indicated in the introduction.

                                                                                          Debit        Credit
                                                                                        ----------   ----------
       (A) Cash                                                                         $2,491,068
           Note receivable                                                                 900,000
           Income taxes                                                                    128,882
             Investment in subsidiary                                                                $3,057,351
             Gain on sale                                                                               333,717
             Income taxes payable                                                                       128,882
           To record sale of subsidiary


       (B) Accounts receivable                                                             122,579
           Income taxes                                                                     47,340
             Interest income                                                                            122,579
             Income taxes payable                                                                        47,340
           To record additional interest income on amounts due from former subsidiary

       (C) Accounts receivable                                                             220,420
           Income taxes                                                                     85,126
             Interest income                                                                            220,420
             Income taxes payable                                                                        85,126
           To record interest income on the investments proceeds and the note receivable arising from the sale of the subsidiary

The accompanying pro forma adjustments are an integral part of these statements.

                  Allied Research Corporation and Subsidiary
  Notes to Pro Forma Condensed Consolidated Financial Statements - Continued
                              September 30, 1999

--------------------------------------------------------------------------------

2.   PRO FORMA ADJUSTMENTS

     The accompanying Pro Forma Condensed Consolidated Financial Statements give effect to the following pro forma adjustments necessary to reflect the sale outlined in the preceding introduction as if the transaction occurred at the dates indicated in the introduction.

                                                                                                  Debit        Credit
                                                                                                ----------   ----------
        (D)        Investment in subsidiary                                                     $3,057,351
                   Retained earnings                                                             1,537,228
                     Common stock                                                                            $   54,720
                     Additional paid-in capital                                                               4,539,859
                   To eliminate intercompany balances

        (E)        Accounts receivable                                                              71,819
                   Income taxes                                                                     27,737
                     Interest income                                                                             71,819
                     Income taxes payable                                                                        27,737
                   To record additional interest income on amounts due from former subsidiary

        (F)        Cash                                                                          1,473,216
                     Note payable - parent                                                                    1,473,216
                   To record proceeds of intercompany note on September 30, 1999

        (G)        Accounts receivable                                                             165,315
                   Income taxes                                                                     63,844
                     Interest income                                                                            165,315
                     Income taxes payable                                                                        63,844
                   To record interest income on the investments and the proceeds of note arising from the sale of the subsidiary

The accompanying pro forma adjustments are in integral part of these statements.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALLIED RESEARCH CORPORATION


                              By: /s/ W. Glenn Yarborough, Jr.
                                 --------------------------------
Date:  March 23, 2000            W. Glenn Yarborough, Jr., President and
                                 Chief Executive Officer